UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


                        Date of Report - October 18, 2002


                          THE PEOPLES HOLDING COMPANY
                          ---------------------------
            (Exact name of registrant as specified in its charter)


               Mississippi         1-13253        64-0676974
               -----------         -------        ----------
               (State or           (Commission    (I.R.S. Iden-
               other                file          tification
               jurisdiction)        number)       number)


                209 Troy Street, Tupelo, Mississippi 38802-0709
                ------------------------------------ ----------
              (Address of principal executive officers) (Zip Code)

                  Registrant's Telephone Number: (662)680-1001

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT.
          ---------------------------------

          Not applicable

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

          Not applicable

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP.
          ---------------------------

          Not applicable

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
          -----------------------------------------------

          Not applicable

ITEM 5:   OTHER EVENTS.
          -------------

          At the close of business on October 16, 2002, The Peoples Holding Company issued a press release concerning its earnings and results for the third quarter of 2002.

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS.
          --------------------------------------

          Not applicable

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          99.1 Press Release, dated October 16, 2002, issued by The Peoples Holding Company.

ITEM 8:   CHANGE IN FISCAL YEAR.
          ----------------------

          Not applicable

ITEM 9:   REGULATION FD DISCLOSURE.
          -------------------------

          This news release contains forward-looking statements regarding The Peoples Holding Company. All forward-looking statements involve risk and uncertainty and a number of factors could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Those factors include, but are not limited to, interest rate fluctuation, regulatory changes, portfolio performance and other factors discussed in our recent filings with the Securities and Exchange Commission (SEC).

                                  SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned thereunto duly authorzied.


                                   THE PEOPLES HOLDING COMPANY
                                   ---------------------------
                                           Registrant


                                   /s/  E. Robinson McGraw
                                   ---------------------------
                                        E. Robinson McGraw
                               President & Chief Executive Officer


DATE:     October 18, 2002